SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No._____)

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[___]	Preliminary Proxy Statement
[___]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_X_]	Definitive Proxy Statement
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C/Funds Group, Inc. Name of the Registrant as Specified in Its Charter
____________________________________________________________ (Name of Person(s) Filing Proxy Statement if other than the Registrant

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Notice Of Annual Meeting Of Shareholders
And 2007 Proxy Statement
of
C/Funds Group, Inc.

Dated: March 7, 2007

The Annual Meeting of Shareholders of C/Funds Group, Inc. (the "Company"), has been scheduled to be held on Friday, April 6, 2007 at 10:30 a.m. at Caldwell Trust Company, 201 Center Road, Suite Two, Venice, Florida just east of the intersection of Business Bypass 41 and Center Road.

All fund series shareholders are urged to attend the Meeting of Shareholders either in person or by proxy in order to vote their shares on all matters to come before the meeting. Business to be transacted and the purposes of the meeting are:

  Election of directors,
  Ratification of independent auditor selection,
  Ratification of investment advisory contract renewals, and
  Any other business as may properly come before the meeting.

Shareholders of record at the close of business on March 1, 2007, in all fund series are entitled to vote at the meeting. A quorum of all series fund shareholders must be present either in person or by proxy in order to transact corporation business at the meeting. For matters affecting only a single fund series, a quorum of shareholders of the respective fund series must be present in person or by proxy in order to vote on those matters relating only to that particular fund series. The number of shares you are entitled to vote that were shown to be held by you on the record date and name of fund series is printed for your convenience on the enclosed proxy. As of the record date, the total numbers of shares outstanding for each fund series were:

Fund	Outstanding Shares
C/Fund	225,124
C/Growth Stock	165,518
Total	390,642

In order to hold proxy solicitation costs to a minimum and obtain a quorum to convene the meeting date, your prompt response is earnestly requested. A signed Blue Proxy Form must be received by the Company in time to vote at the meeting on Friday, April 6, 2007, at 10:30 a.m. The most recent Annual Report is enclosed. Additional Annual Reports can be obtained without charge upon request by contacting the Fund at the address and/or phone number listed at the end of this notice.

The enclosed proxy is solicited on behalf of the Board of Directors.
Management recommends a vote For all proposals and requests that you

Please Sign, Date, And Return The Enclosed Blue Proxy
By Mail Immediately, Using The Prepaid Envelope Provided.

Directors

Nominees for directors to serve for the next year and information about them are listed below. All nominees presently serve as members of the Board of Directors and each served for the last calendar year. Four meetings of the Board of Directors were held in 2006 and all directors, during their periods of service, attended all meetings.

Director Nominee Personal and Professional Information

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (1)
Non-Interested Directors
D. Bruce Chittock (72) 19625 Cats Den Road Chagrin Falls, OH 44023	Chairman, Board of Directors	Term: 1 yr. Service: 9.7 yrs.	Industrial Engineer, Equipment for Industry, Inc., Cleveland, OH; Retired.	N/A	None
R. Scott Thompson (44) 525 Bayview Parkway Nokomis, FL 34275	Director	Term: 1 yr. Service: 1.1 yrs.	Dentist, Private Practice	N/A	None
James R. Woods (65) 609 Madrid Avenue Venice, FL 34285	Director	Term: 1 yr. Service: 2.0 yrs.	Educator, Education Administrator; Retired. Council Member, City of Venice, FL	N/A	None
Interested Directors
(2)(3) Roland G. Caldwell, Jr. (39) 3320 Hardee Drive Venice, FL 34292	Director and President	Term: Director, 1 yr. Officer, N/A Service: 14.0 yrs.	Officer, Trust Companies of America, Inc., currently Pres.; Officer, Caldwell Trust Co., currently Pres., Treas. and Trust Officer; Officer, Omnivest Research Corp., currently Pres.	N/A	None
(2)(3) Deborah C. Pecheux (50) 1911 Oakhurst Parkway Sugarland, TX 77479	Director	Term: 1 yr. Service: 14.2 yrs.	VP, CareVu Corporation (claim management and electronic services software company).	N/A	None

(1) Directorships of companies having a class of securities registered or subject to registration under the Securities Exchange Act of 1934.

(2) Interested persons under the 1940 Act.
(3) Mr. Caldwell and Ms. Pecheux are siblings.

Director Nominee Beneficial Interests

Director Name	Dollar Range of Equity Securities in the Fund (as of 12/31/06)		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Roland G. Caldwell, Jr.	C/Fund	$1 -- $10,000	N/A
	C/Growth Stock Fund	$1 -- $10,000
D. Bruce Chittock	C/Fund	$10,001 -- $50,000	N/A
	C/Growth Stock Fund	$50,001 -- $100,000
Deborah C. Pecheux	C/Fund	$10,001 -- $50,000	N/A
	C/Growth Stock Fund	$10,001 -- $50,000
R. Scott Thompson	C/Growth Stock Fund	$1 -- $10,000	N/A
James R. Woods	C/Growth Stock Fund	$1 -- $10,000	N/A

The directors as a group own 2.7% of the total assets of the funds.

Director Name	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
D. Bruce Chittock	D. Bruce and Geraldine Chittock, Joint with Spouse	Trust Companies of America, Inc. (1)	Common	$101,562.00	0.9%
(1) Trust Companies of America, Inc. is the 100% owner of Omnivest Research Corporation, the Company's investment advisor.

Director Nominee Compensation and Related Party Transactions

Interested directors receive no compensation from the Company. Any compensation paid to members of the Caldwell Family comes from Trust Companies of America, Inc. (the 100% owner of Omnivest Research Corporation, the Company's investment adviser), or one or more of its subsidiaries. The Company has no applicable Executive Compensation. Non-Interested directors receive compensation from the Company at the rate of $5,000 as an annual fee plus $100 per meeting attended. The Company has no retirement plan. Non-interested directors received the following compensation in calendar year 2006.

Name of Non-Interested Director	Aggregate Compensation From Each Fund		Total Compensation From Company and Funds Paid to Directors
	C/Fund	C/Growth Stock Fund
D. Bruce Chittock	$3,522.63	$1,977.36	$5,500.00
R. Scott Thompson	$2,935.10	$1,631.57	$4,566.67
James R. Woods	$3,522.63	$1,977.37	$5,500.00

Regulation S-K Item 404 requires disclosure of transactions exceeding $120,000 which occurred last fiscal year or are currently proposed in which the Company was or is to be a participant, and in which any related person had or will have a direct or indirect material interest. The Company had nor has any such related party transactions.

Independent Auditors

The Board of Directors, including all non-interested directors, recommends the CPA firm of Gregory, Sharer & Stuart, P.A. to serve as independent accountants for the Company for the fiscal year ending December 31, 2006. This firm has acted as auditors for the Company for the fiscal years ended December 31, 2005 and 2006. Gregory, Sharer & Stuart, P.A. was selected based upon the skill and expertise of the firm.

Principal Accountant Fees and Services
Service Provided	2006	2005
Audit Fees	$38,000.00	$36,920.00
Audit-Related Fees	$0.00	$0.00
Tax Fees	$2,000.00	$3,080.00
All Other Fees	$0.00	$0.00
Total Fees	$40,000	$40,000.00

  "Audit Fees" are those billed for services rendered for the audits of C/Funds Group, Inc. annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements. For the fees listed above, the principal accountant audited the registrant's annual financial statements, performed its annual transfer agent audit under Rule 17Ad-13(a)(3), and performed its three annual self-custody audits under Rule 17f-2.

  "Audit-Related Fees" are those billed for assurance and related services that are reasonably related to the performance of the audit of the Funds' financial statements and not reported under "Audit Fees."

  "Tax Fees" are those billed for professional services for tax compliance, tax advice, and tax planning. For the fees listed above, the principal accountant prepared the registrant's tax returns.

  "All Other Fees" are those billed for products and services provided by the principal accountant, other than the services reported in "Audit Fees," "Audit-Related Fees," and "Tax Fees."

The Fund's audit committee has not adopted "pre-approval policies and procedures" for the provision of "non-audit services," as those terms are used in Regulation S-X Rule 2-01, as the Fund does not receive such services from Gregory, Sharer & Stuart, P.A.

Investment Advisor

Omnivest Research Corporation ("ORC"), a Florida Corporation located at 201 Center Road, Suite Two, Venice, FL 34285, has served as the Company's Investment Advisor. ORC, from inception through July, 1995, was wholly owned by Roland G. Caldwell and his Family. In July 1995, control of ORC was transferred to Trust Companies of America, Inc. ("TCA") located at 201 Center Road, Suite Two, Venice, FL 34285. TCA is a private Florida corporation that remains under the voting control of Roland G. Caldwell and his Family. The executive officer and directors of ORC are:

Name	Position	Occupation	Address
R. G. "Kelly" Caldwell, Jr.	President and Director	President, Omnivest Research Corporation, Caldwell Trust Company, and Trust Companies of America, Inc.	3320 Hardee Dr., Venice, FL 34292
Roland G. Caldwell	Director	CEO, Trust Companies of America, Inc.	4910 Lemon Bay Dr., Venice, FL 34293

The investment advisory contracts between ORC and each of the Company's fund series have terms of one year running from May 1 through the following April 30. Under these contracts, ORC receives a fee for management of each fund series calculated and paid pro-rata monthly as a percent of daily net assets of each fund, those rates being 1% for C/Fund and C/Growth Stock Fund. These contracts are approved as required by the Board of Directors and are terminable upon 30 days written notice, one party to the other. During the last calendar year, the fees paid to ORC for such services totaled $57,883. In addition to providing all administrative services to the funds, ORC also provides staff, office space, and the principal office for the conduct of business.

The Board of Directors recommends renewal of the investment advisory contract between the Company and Omnivest Research Corporation for each fund for the coming year.. In making its recommendation, the Board of Directors considered a number of factors, including, but not limited to, the following:

  The nature and quality of the services provided by the Advisor. The qualifications and experience of the Advisor's personnel and the prior relationship between the Advisor and the Company were considered. Given the size of the Funds and the efforts required to manage the portfolios, it was determined that the services provided were well-suited to the needs of the Funds and that the Advisor's personnel were capable of dependably providing those services.

  The performance of the funds. Total returns for each Fund were reviewed as of the last fiscal year-end 2005 for one, five, and ten year periods before taxes, after taxes on distributions, and after taxes on distributions and sale of fund shares. Additionally, total returns were reviewed for the first quarter of 2006. Comparative returns for the five year period of 2001 through 2005 for the Dow Jones Industrial Average, S&P 500 Index, NASDAQ Composite, and the Lipper International Index were also considered. Returns for comparable funds as derived from Morningstar were reviewed for the eleven year period of 1995 through 2005. It was concluded that Fund performance was acceptable in light of these comparisons.

  The reasonableness of the compensation payable to the Advisor. In considering the advisory fee, factors included that the fee has remained unchanged at 1% since inception. Additionally, the Advisor has always borne responsibility for the expenses of "interested" directors and has committed to bear any loss that might be incurred by the Company as a direct result of any purchase failure. The Advisor and its parent company TCA have been providing administrative and shareholder services to the Company since inception. In light of these factors, the Advisor's fee was deemed fair and reasonable.

  Each Fund's expense ratio. In all cases the Advisor has limited expenses to the Funds to not more that 2%. When expenses have exceeded that limit, the Advisor has waived an amount of its fees sufficient to reduce total expenses to the 2% level. This commitment from the Advisor has enabled the expense ratios of the Funds to be considered stable and reasonable to the benefit of the Funds and their shareholders.

No single factor determined the Board's decision to approve the continuance of the Investment Advisory Agreement, but rather the directors based their determination on the total mix of information available. Considering all the factors in their totality, the Board concluded that the advisory arrangements were fair and reasonable and that continuance would be in the best interests of the Funds and their shareholders.

Other Information

Committees

The Board of Directors has a standing audit committee whose members are D. Bruce Chittock, Deborah C. Pecheux, and James R. Woods with Messrs. Chittock and Woods being Non-interested Directors. These members provide the Company's independent auditors with access to information regarding the Funds and their operations outside of the auspices of Management. Not less than annually, the committee members meet with those auditors on a formal basis. On an ongoing basis, they are available to the auditors for any access needed or requested. Monthly, the members receive reports of Fund holdings and brokerage transactions for review. At each Board meeting, normally four per year, they review the Funds' financial reports. Annually, they provide a report of their findings and assessments at the Annual Meeting of Shareholders. During the last fiscal year, there were three meetings of the audit committee. All of the members were present for these meetings. The Board of Directors of the Company has adopted a written charter for the audit committee.

The Board of Directors does not currently have a standing nominating committee or a committee performing similar functions. The Board does not believe that is necessary to have a separate nominating committee at this time, given the small size of the Company and of the Board, and the fact that the majority of the Board's members are non-interested. Currently, all board members participate in the consideration of board nominees. If the Board of Directors should consider establishing a nominating committee in the future, it would determine, among other things, whether to prepare a written committee charter, establish the process for identifying and evaluating nominees including Shareholder recommendations, specify minimum nominee qualifications, and establish a process for Shareholders to send communications to the Board of Trustees.

Communication

The Board of Directors does not currently have a formal procedure for Shareholders to communicate with the Board. The Board does not believe that it is necessary to formalize this process as both the number of shareholders and the size of the Company are small and it would not be difficult for an individual shareholder to direct correspondence to the members of the Board. Should such communications reach a volume that the Board deems requires management, the Board will consider establishing a process.

Other Contracts

Since February 17, 1987, C/Data Systems and its predecessors have leased "C/MFAS," its computer software for mutual funds under contract to the Company. Terms of the contract currently requires payment to C/Data Systems of a monthly lease in the amount of $500, which contract is cancelable by the Company at anytime on 30 days written notice. C/Data Systems became an operating division of Trust Companies of America, Inc., in July 1995.

Brokerage Allocations

The Company's policy is to allocate brokerage business to the best advantage and benefit of its shareholders. The President of C/Funds Group, Inc. and its Investment Advisor are responsible for directing all transactions through brokerage firms of its choice. All securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost.

At the end of 1999, the Company began using a direct electronic link to an institutional broker that charges $.03 per share for most equity trades and that does not provide the Company with research services. In calendar year 2006, of the total $6,097 paid in commissions, $5,699 were to that institutional broker, Robinson-Humphries.

Signed:

RG "Kelly" Caldwell, Jr.
President

C/Funds Group, Inc.
201 Center Road, Suite Two
Venice, FL 34285
941-488-6772 ~ 800-338-9477

CFI

Proxy

Know All Men By These Presents: That the undersigned hereby constitutes and appoints Edrise L. Sievers and Daniel B. Williams, together and separately, with power of substitution, attorney and agent for and in behalf of the undersigned to vote as proxy at the Annual Meeting of Shareholders of the C/FUND series of C/Funds Group, Inc. to be held at Caldwell Trust Company at 201 Center Road, Suite Two, in Venice, Florida on Friday, April 6, 2007 at 10:30 a.m. and at any adjournment or adjournments thereof, according to the number of whole shares that the undersigned would be entitled to vote if then personally present, upon the matters and proposals set forth in the Proxy Statement and Notice of said meeting.

This Proxy is solicited on behalf of the Board of Directors of C/Funds Group, Inc. Management recommends a vote FOR all proposals. Any proposal vote left blank on a signed form will be considered a vote FOR that proposal. The undersigned agrees that said proxy may vote all shares:

For	Against	Abstain
[__]	[__]	[__]	(1)	Election of D. Bruce Chittock, R. G. "Kelly" Caldwell, Jr., Deborah C. Pecheux, R. Scott Thompson, and James R. Woods as directors.

[You may withhold authority to vote for any nominee by lining through the name of any nominee as listed here.]

[__]	[__]	[__]	(2)	Appointment of the firm Gregory, Sharer & Stuart, P.A. as the independent public accountants.
[__]	[__]	[__]	(3)	Renewal of investment advisory contract.
[__]	[__]	[__]	(4)	Any other items that may come before the meeting.
______________________________________________________

______________________________________________________
Signature of Owner(s)

______________________________________________________
Date
Fund:
Account Number:
Number of Shares:
Account Owner:
Account Description:
Address:

If your account requires two signatures, two authorized signatures must appear on this proxy.
Please return this form to C/Funds Group, Inc., 201 Center Rd., Suite Two, Venice, FL 34285

STK

Proxy

Know All Men By These Presents: That the undersigned hereby constitutes and appoints Edrise L. Sievers and Daniel B. Williams, together and separately, with power of substitution, attorney and agent for and in behalf of the undersigned to vote as proxy at the Annual Meeting of Shareholders of the C/GROWTH STOCK FUND series of C/Funds Group, Inc. to be held at Caldwell Trust Company at 201 Center Road, Suite Two, in Venice, Florida on Friday, April 6, 2007 at 10:30 a.m. and at any adjournment or adjournments thereof, according to the number of whole shares that the undersigned would be entitled to vote if then personally present, upon the matters and proposals set forth in the Proxy Statement and Notice of said meeting.

This Proxy is solicited on behalf of the Board of Directors of C/Funds Group, Inc. Management recommends a vote FOR all proposals. Any proposal vote left blank on a signed form will be considered a vote FOR that proposal. The undersigned agrees that said proxy may vote all shares:

For	Against	Abstain
[__]	[__]	[__]	(1)	Election of D. Bruce Chittock, R. G. "Kelly" Caldwell, Jr., Deborah C. Pecheux, R. Scott Thompson, and James R. Woods as directors.

[You may withhold authority to vote for any nominee by lining through the name of any nominee as listed here.]

[__]	[__]	[__]	(2)	Appointment of the firm Gregory, Sharer & Stuart, P.A. as the independent public accountants.
[__]	[__]	[__]	(3)	Renewal of investment advisory contract.
[__]	[__]	[__]	(4)	Any other items that may come before the meeting.
______________________________________________________

______________________________________________________
Signature of Owner(s)

______________________________________________________
Date
Fund:
Account Number:
Number of Shares:
Account Owner:
Account Description:
Address:

If your account requires two signatures, two authorized signatures must appear on this proxy.
Please return this form to C/Funds Group, Inc., 201 Center Rd., Suite Two, Venice, FL 34285